UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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RYVYL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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RYVYL Inc.

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Dear Stockholder:

You are invited to attend the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of RYVYL Inc. (“RYVYL,” the “Company,” “we,” “us,” or “our”), which will be held on December 19, 2024 at 4:00 p.m., Eastern Time (“ET”)/ 1:00 p.m., Pacific Time (“PT”) as a virtual meeting. The Annual Meeting will be held in a virtual meeting format only. You will be able to attend the meeting, vote, and submit your questions via the Internet by visiting www.virtualshareholdermeeting.com/RVYL2024 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.

Even if you are planning on attending the 2024 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the 2024 Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the 2024 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. ET on December 18, 2024. If you attend the 2024 Annual Meeting online and wish to vote at the 2024 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

YOUR VOTE IS IMPORTANT TO US. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone, or mail.

On behalf of the board of directors and management, I would like to express our appreciation for your continued support.

Very truly yours,

Ben Errez

Chairman of the Board

                          , 2024

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2024 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2024 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2024 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2024 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2024 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE 2024 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

RYVYL Inc.

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2024

                   , 2024

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of RYVYL Inc., a Nevada corporation (the “Company,” “RYVYL,” “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Thursday, December 19, 2024, at 4:00 .pm. Eastern Time (“ET”)/1:00 p.m. Pacific Time (“PT”) for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect five directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

(2)	To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)

To approve, under Nasdaq Listing Rule 5635(d), our issuing shares of common stock, pursuant to the conversion of shares of our Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) held by an institutional investor, equal to or greater than 20% of the number of shares of our common stock outstanding on the date we entered into an Exchange Agreement such institutional investor;

(4)

Approval of amendments to the 2023 equity incentive plan (the “2023 EIP”); to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, and to increase the number of shares that can be issued upon exercise of Incentive Stock Options under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock; and

(5)	To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3, and Proposal 4.

Pursuant to our Amended and Restated Bylaws, our board of directors (“Board of Directors”) has fixed the close of business on October 22, 2024 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2024 Annual Meeting and any adjournment thereof. Holders of our common stock are entitled to vote at the 2024 Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we plan on                      , 2024 to first send our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our annual report on Form 10-K for the fiscal year ended December 31, 2023 (“2023 Annual Report”) online. Stockholders who have received the Notice of Internet Availability will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on Thursday, December 19, 2024, at 4:00 p.m. ET/1:00 p.m. PT. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the meeting via the Internet by visiting www.virtualshareholdermeeting.com/RVYL2024 and entering the control number included on your proxy card. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2024 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2024 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our annual report on Form 10-K for the year ended December 31, 2023 and the 2024 Proxy Statement are available free of charge at: www.virtualshareholdermeeting.com/RVYL2024.

By order of the Board of Directors,

Ben Errez

Chairman of the Board

                       , 2024

PROPOSAL NO. 3 —APPROVAL UNDER NASDAQ LISTING RULE 5635(D), OF OUR ISSUANCE OF SHARES OF COMMON STOCK, PURSUANT TO CONVERSION OF SHARES OF OUR SERIES B PREFERRED STOCK HELD BY AN INSTITUTIONAL INVESTOR, EQUAL TO OR GREATER THAN 20% OF THE NUMBER OF SHARES OF OUR COMMON STOCK OUTSTANDING ON THE DATE WE ENTERED INTO AN EXCHANGE AGREEMENT WITH SUCH INSTITUTIONAL INVESTOR	23
Background and Description of Proposal	23
Reason for the Exchanges	23
Proposal to Approve the Issuance of Conversion Shares	24
Dilution to the other Stockholders as a Result of the Conversion Shares	24
Company’s Need to Substantially Reduce its Outstanding Indebtedness	24
Votes Required	25
Board Recommendation	25

PROPOSAL NO. 4 — Approval of amendments to the 2023 equity incentive plan (the “2023 EIP”); to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, and to increase the number of shares that can be issued upon exercise of Incentive Stock Options under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock	26
Reasons for the Approval of the Amendment to the 2023 Equity Incentive Plan	26
Votes Required	27
Board Recommendation	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28

OTHER BUSINESS	28

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING	29

HOUSEHOLDING	29

DOCUMENTS INCORPORATED BY REFERENCE	29

ANNUAL REPORT ON FORM 10-K	29

OTHER MATTERS	29

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2024 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this Proxy Statement, a proxy card, and our 2023 Annual Report.

What is the Purpose of the 2024 Annual Meeting?

This is the 2024 Annual Meeting of the Company’s Stockholders. At the meeting, you will be voting upon:

(1)	The election of five directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

(2)	The ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)

The approval under Nasdaq Listing Rule 5635(d), of our issuance of shares of common stock, pursuant to conversion of shares of our Series B Preferred Stock held by an institutional investor, equal to or greater than 20% of the number of shares of our common stock outstanding on the date we entered into an Exchange Agreement with such institutional investor;

(4)

Approval of amendments to the 2023 equity incentive plan (the “2023 EIP”); to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, and to increase the number of shares that can be issued upon exercise of Incentive Stock Options under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock; and

(5)	Any other business that may properly come before the 2024 Annual Meeting or any adjournments or postponements thereof.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of each of the Director Nominees in Proposal 1, and vote “FOR” each of Proposal 2, Proposal 3, and Proposal 4.

How do Proxies Work?

Our Board of Directors is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

RYVYL Inc.

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Telephone : (619) 549-2184

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board Directors has fixed the close of business on October 22, 2024 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting or any adjournment thereof. You can vote at the 2024 Annual Meeting if you held shares of our common stock (the “Voting Capital”) as of the close of business on the Record Date. On the Record Date, there were 7,346,203 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the 2024 Annual Meeting will be available for inspection at our principal executive offices located at 3131 Camino Del Rio N, Suite 1400, San Diego, CA 92108 for a period of at least ten (10) days prior to the 2024 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2024 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2024 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2024 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2024 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2024 Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1. Vote by Internet.

(a) Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b) During the meeting: Go to www.virtualshareholdermeeting.com/RVYL2024. You will be able to attend the 2024 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2024 Annual Meeting.

2. Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1. Vote by Internet.

(a) Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b) During the meeting: Go to www.virtualshareholdermeeting.com/RVYL2024. You will be able to attend the 2024 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2024 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2024 Annual Meeting.

2. Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2024 Annual Meeting and not revoked will be voted at the 2024 Annual Meeting as instructed by you in a proxy delivered before the 2024 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2, Proposal 3, and Proposal 4, and with regard to any other matters that may be properly presented at the 2024 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the 2024 Annual Meeting, we must have a quorum. A quorum is present when at least 33 1/3% of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 2,448,735 votes must be represented in person or by proxy at the 2024 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2024 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2024 Annual Meeting. If there is not a quorum at the 2024 Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board of Directors. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

Proposal 2 (the ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the 2024 Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of five directors	A majority of the votes cast for each director	No

(2)	Ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	A majority of the votes cast	Yes

(3)	Approval of issuance of shares of common stock under Nasdaq Listing Rule 5635(d)	A majority of the votes cast	No

(4)

Approval of amendments to the 2023 equity incentive plan (the “2023 EIP”); to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, and to increase the number of shares that can be issued upon exercise of Incentive Stock Options under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock

		A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy regarding the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the 2024 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted FOR Proposals 1, 2, 3, and 4.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card or vote instruction form to us or (iii) voting via the Internet at the 2024 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to RYVYL Inc., 3131 Camino Del Rio North, Suite 1400. San Diego, CA 92108, Attention: Corporate Secretary. Revocations of proxies must be received prior to the time of the 2024 Annual Meeting to serve as an effective revocation of that proxy.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. We have engaged Kingsdale Advisors as our shareholder advisor and proxy solicitation agent to assist us with the solicitation of proxies.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2024 Annual Meeting.

Whom do I contact if I have questions?

If you have any questions or need assistance completing your proxy or voting instruction form, please contact Kingsdale Advisors by telephone at 1-888-518-6812 (toll-free within North America) or 1-917-936-3619 (call collect or text outside North America), or by email at contactus@kingsdaleadvisors.com.

How can I find out the Results of the Voting at the 2024 Annual Meeting?

Preliminary voting results will be announced at the 2024 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within (4) four business days after the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on Thursday, December 19, 2024: The Notice of Annual Meeting of Stockholders, this Proxy Statement (including proxy card) and our Annual Report are available at www.proxyvote.com.

DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers as of the Record Date, as well as nominees to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:

Name	Age	Position(s)
Executive Officers
Fredi Nisan	42	Director and Chief Executive Officer (Principal Executive Officer)
Ben Errez	63	Chairman of the Board of Directors and Executive Vice President
Zechariah Kirscher	37	Vice President Legal
George Oliva	62	Chief Financial Officer

Non-Employee Directors
Genevieve Baer	47	Director
David Montoya	59	Director
Ezra Laniado	40	Director

Business Experience of Executive Officers

Ben Errez has acted as Chairman of our Board of Directors, Executive Vice President, Principal Financial Officer and Principal Accounting Officer since July 2017. He has brought this expertise to the Company to lead the Company into the forefront of the blockchain-based financial software, services and hardware market. Since 2017, Errez has been a principal of the GreenBox Business. From August 2004 until August 2015, Errez formed the start-up IHC Capital, where he held the position of Principal Consultant from founding to the present date, through which he advises clients in the South Pacific region with market capitalizations ranging from $50M to $150M on matters such as commerce, security, reliability and privacy. From January 1991 to August 2004, he served as Software Development Lead for the Microsoft International Product Group. He led the International Microsoft Office Components team (Word, Excel, PowerPoint) in design, engineering, development and successful deployment. He also served as Executive Representative of Microsoft Office and was a founding member of the Microsoft Trustworthy Computing Forum, both within the company, and internationally. Errez co-authored the first Microsoft Trustworthy Computing Paper on Reliability. At Microsoft, Mr. Errez was responsible for the development of the first Microsoft software translation Software Development Kit (“SDK”) in Hebrew, Arabic, Thai and Simplified Chinese, as well as the development of the first bidirectional extensions to Rich Text Format (“RTF”) file format, all bidirectional extensions in text converters for Microsoft Office, and contributed to the development of the international extensions to the Unicode standard to include bidirectional requirements under the World Wide Web Consortium (“W3C”). He received his Bachelor Degree in Mathematics and Computer Science from the Hebrew University.

Fredi Nisan has served as a Director and our Chief Executive Officer since July 2017, and has been a principal of the Company since August 2017. In May 2016, Nisan founded Firmness, LLC. Through Firmness, Nisan created “QuickCitizen,” a software program that simplifies the onboarding process for new clients of law firms specializing in immigration issues. The QuickCitizen software significantly reduced law firm’s onboarding processing time from more than three hours to approximately fifteen minutes. In January 2010, Nisan launched Brava POS, where he served as President until 2015. Brava POS provided point of sale (“POS”) systems for specialty retail companies. Nisan developed software to provide clients with solutions for issues ranging from inventory management to payroll to processing high volume transactions in the form of a cloud-based POS system. This system had the capability to manage multiple stores with centralized inventory and process sales without an internet connection, and offered a secure login for each employee, as well as including advanced inventory management and reporting, plus powerful functionality for its end users.

Zechariah Kirscher has served on the Company’s internal legal team since May 2022, when he joined as Senior Counsel, and was later appointed VP of Legal Affairs in April 2023. Prior to joining the Company, Mr. Kirscher spent nearly a decade working in law firms in Southern California, most recently at Cooley LLP from April 2021 to May 2022 and, before that, DLA Piper (US) from September 2015 to April 2021. While at Cooley and DLA, Mr. Kirscher represented banks, lenders, private funds, and companies in primarily the venture lending space. Today, Mr. Kirscher leverages his experience with early stage companies to contribute to the growth and success of RYVYL as it seeks to transform the payments industry. Mr. Kirscher holds a Bachelor of Arts degree from the University of Wisconsin-Madison and a Juris Doctor degree from Chicago-Kent College of Law.

George Oliva joined the RYVYL team in October 2023 as Chief Financial Officer and has over 30 years as a senior finance professional, with a background in corporate finance, treasury, financial planning and analysis, international tax, and strategic planning. Prior to joining RYVYL, he was Chief Financial Officer and Corporate Secretary for Wisa Technologies since 2019. Prior to Wisa, he provided financial consulting services to public and private companies nationwide. He was also a partner with Hardesty LLC, a national executive services firm. Mr. Oliva has held several interim positions with a variety of clients that included a scientific instruments business acquired by a private equity firm, a medical device manufacturer preparing for an IPO, an audio company merger and a yield improvement software company implementing a world-wide ERP system. Mr. Oliva was CFO of Penguin Computing from 2009 through 2013, where he played a leading role in guiding them through a period of rapid growth, twice making the Silicon Valley Business Journal’s list of fastest growing private companies. Prior to Penguin, he was CFO of StreamLogic, a public company doing business as Hammer Storage Solutions, where he navigated its going-private transaction. Prior to serving in such roles, Mr. Oliva was responsible for financial planning and analysis and operational support as the operations controller for Conner Peripherals and at Read-Rite Corporation, both exceeding a billion of revenue in the data storage industry. Mr. Oliva began his career in auditing with Arthur Andersen & Co., a leading public accounting firm. Mr. Oliva is a certified public accountant, currently inactive status. He earned a B.S. degree in Business Administration from U.C. Berkeley with a dual emphasis in Accounting and Finance.

Business Experience of Non-Employee Directors

Genevieve Baer has served as a Director since February 2021 and has been chief executive officer of JKH Consulting since 2009. JKH Consulting is a real estate finance consulting firm that has advised on transactions with a collective value of over $10 billion. Prior to her work with JKH Consulting, Ms. Baer worked at Magnet Industrial Bank for six years at the end of which tenure she was a Senior Vice President. Ms. Baer also worked at US Bancorp Piper Jaffray for nine years as a Vice President working on equity and debt real estate financings. Ms. Baer earned a B.S. in chemistry as well as an MBA from the University of Utah.

David Montoya has served as a Director since May 2023 and has been the legal and operations managing partner of Seaview Mezzanine Fund, LP since 2005, where he negotiates and reviews investments and private placements. Seaview is a private equity fund making debt and equity investments into lower and middle market companies. Mr. Montoya has been the Chief Executive Officer of Saugatuck Brands, Inc. since 2017. Saugatuck is a holding company with investments in a regulated industry in California. From 2001 to 2005, Mr. Montoya was an Of Counsel attorney at Breslow & Walker LLP, a law firm, where he advised private equity funds, public companies and private companies with respect to general corporate, M&A, real estate and tax matters. Prior to 2001, Mr. Montoya’s experience included working at the law firm Skadden Arps, Slate, Meagher & Flom and the accounting firm Ernst & Young. Mr. Montoya earned a BS in Finance from St John’s University, an MBA from Columbia University Graduate School of Business and a JD from New York University School of Law. Mr. Montoya is an active member of the New York State Bar Association and a New York State CPA (retired).

Ezra Laniado is an accomplished leader with a diverse background in both business and nonprofit sectors. Currently serving as a Director since February 2021, Laniado brings valuable insights and strategic acumen to the board. In May 2023, he assumed the role of Executive Director of the Southwest at StandWithUs, showcasing his commitment to promoting educational initiatives. Laniado’s impact extends through various roles. From 2018 to 2023, he steered the San Diego chapter of Friends of Israel Defense Forces as its Executive Director, raising over $15 million in donations and overseeing 150 volunteers. Notably, he founded and established the Israeli American Council’s San Diego chapter from 2017 to 2018. Laniado’s entrepreneurial prowess shines as the co-Founder of the highly successful real estate firm, Stoz Group. He previously co-founded and directed Shonglulu Group, a prominent fashion brand, where he orchestrated funding efforts, devised marketing strategies, and executed business plans. Laniado’s legal background as an attorney in Israel for four years before 2014 adds depth to his skill set. He holds a B.A. and an L.L.B. from the esteemed Interdisciplinary Center Herzliya (Reichman University). With a remarkable track record, Laniado continues to drive growth, innovation, and philanthropy across diverse sectors.

Family Relationships

There are no family relationships among any of our executive officers or directors.

CORPORATE GOVERNANCE

Composition of our Board of Directors

Our Board of Directors currently consists of five directors. Our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws provide that our Board of Directors can consist of not less than one director nor more than 11 directors. The number of directors is fixed by our Board of Directors. Our Amended and Restated Bylaws also provide that a majority of the total number of directors then in office will constitute a quorum for a meeting of the Board of Directors. At each Annual Meeting of Stockholders, directors will be elected for a one year term, until his or her successor is elected at our Annual Meeting or his or her death, resignation or removal, whichever is earliest to occur. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Director Qualifications

Fredi Nisan  – The Board of Directors believes that Mr. Nisan is well-qualified to serve on the Board of Directors due to his professional background and his knowledge and experience relating to the Company’s business, as a result of his being a co-founder and member of the Board of Directors since its initial public offering in April 2018.

Ben Errez –  The Board of Directors believes that Mr. Errez is well-qualified to serve on the Board of Directors due to his professional background and his knowledge and experience relating to the Company’s business, as a result of his being a co-founder and member of the Board of Directors since its initial public offering in April 2018.

Genevieve Baer –  The Board of Directors believes that Ms. Baer is well-qualified to serve on the Board of Directors due to her background in commercial banking.

David Montoya –  The Board of Directors believes that Mr. Montoya is well-qualified to serve on the Board of Directors due to his financial and accounting background.

Ezra Laniado –  The Board of Directors believes that Mr. Laniado is well-qualified to serve on the Board of Directors due to business history and military background.

Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (as of October 22, 2024)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (total)	4	1	-	-
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic, Latino or Latina	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	-	-	-
Two or More Races or Ethnicities	2	1	-	-
LGBTQ+			-
Undisclosed			-

Director Independence

As our common stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). Our Board of Directors has affirmatively determined that each of Ms. Baer, Mr. Montoya and Mr. Laniado are “independent directors,” as that term is defined in the Nasdaq rules. Under the Nasdaq rules, our Board must be composed of a majority of “independent directors.”

Additionally, subject to certain limited exceptions, our Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our Board of Directors, or any other committee of our Board of Directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Board Leadership Structure and Board’s Role in Risk Oversight

Ben Errez is our Chairman of the Board. The Chairman has authority, among other things, to preside over and set the agenda for Board of Directors meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We believe that the presence of three independent members of our Board of Directors ensures appropriate oversight by the Board of Directors of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board of Directors may periodically review its leadership structure. In addition, the Board of Directors holds executive sessions in which only independent directors are present.

Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.

Our audit committee oversees the management of financial risks; our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board of Directors regularly reviews plans, results and potential risks related to our business, growth, and strategies. Our compensation committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.

Committees of Our Board of Directors

The Board of Directors has established the following three standing committees: Audit Committee; Compensation Committee; and the Nominating and Governance Committee or “Nominating Committee.” Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee is responsible for, among other matters:

•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm its independence from management;

•	reviewing with our independent registered public accounting firm the scope and results of its audit;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•

overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission (“SEC”);

•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•	coordinating the oversight by our Board of Directors of our code of business conduct and our disclosure controls and procedures;

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters;

•	reviewing and approving related-person transactions; and

•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm.

The Audit Committee consists of Mr. Montoya, Mr. Laniado, and Ms. Baer. Mr. Montoya serves as chairman of our Audit Committee. The Board has reviewed the independence of our directors based on the listing standards of Nasdaq. Based on this review, the Board of Directors has determined that that each of the members of our Audit Committee meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. The Board of Directors has determined that Mr. Montoya qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Board of Directors has adopted a written charter for the Audit Committee which is available on our principal corporate website at investors.ryvyl.com/governance/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

•	reviewing key employee compensation goals, policies, plans, and programs;

•	reviewing and approving the compensation of our directors and executive officers;

•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•	appointing and overseeing any compensation consultants.

Our Compensation Committee consists of Mr. Montoya, Mr. Laniado, and Ms. Baer. Mr. Montoya serves as chairman of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is “independent” and meets the independence requirements applicable to Compensation Committee members under the rules of Nasdaq.

Our Board of Directors has adopted a written charter for the Compensation Committee which is available on our principal corporate website at investors.ryvyl.com/governance/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities.

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to assist the board in identifying qualified individuals to become board members, in determining the composition of the Board of Directors, and in monitoring the process to assess the effectiveness of the Board of Directors. The Nominating Committee, in recommending director candidates for election to the Board of Directors, and the Board of Directors, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics, and values and the ability to make mature business judgments. The Nominating Committee and the Board of Directors also considers whether there are potential conflicts of interest. The Nominating Committee and the Board of Directors are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new candidates for the Board of Directors are chosen.

Our Nominating Committee consists of Mr. Montoya, Mr. Laniado, and Ms. Baer. Mr. Montoya serves as chairman of our Nominating Committee. Our Board of Directors has determined that each member of the Nominating Committee is “independent” and meets the independence requirements applicable to Nominating Committee members under the rules of Nasdaq.

Our Board of Directors has adopted a written charter for the Nominating Committee which is available on our principal corporate website at investors.ryvyl.com/governance/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Director Attendance at Annual Meetings of Stockholders

We do not have a formal policy regarding the attendance of directors at our annual meetings of stockholders, but we encourage all directors to make every effort to attend all annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board of Directors and committee meetings.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Ms. Baer, Mr. Montoya, and Mr. Laniado, all of whom are “independent directors” within the meaning of the Nasdaq Listing Rules and are not employees or former employees of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity of which any such entity’s executive officers served as a member of our Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. A copy of this code is available on our website at investors.ryvyl.com/governance/charter-documents. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Board of Directors and Committees Self-Assessment

The Board of Directors conducts, and the Nominating Committee oversees, an annual self-assessment to determine whether the Board of Directors is functioning effectively. The Board of Directors periodically considers the mix of skills and experience that directors bring to the Board of Directors to assess whether the Board of Directors has the necessary tools to perform its oversight function effectively.

In addition, our Nominating Committee, Audit Committee, and Compensation Committee each conduct their own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

Communications with the Board of Directors

The Board of Directors welcomes communications from our stockholders, and it is our policy to facilitate communication from stockholders. The Board of Directors generally believes it is in our best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board of Directors or with an individual member of the Board of Directors concerning the Company may do so by writing to the Board of Directors or to a particular member of the Board of Directors, by mailing such correspondence to RYVYL Inc., Corporate Secretary, 3131 Camino Del Rio North Suite 1400, San Diego, CA 92108.

Please indicate on the envelope or in the email whether the communication is from a stockholder or other interested party. The Board of Directors has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward to the Board or individual Board members as appropriate, communications he or she deems relevant to the Board’s roles and responsibilities. The Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials.

Board of Directors and Committee Meetings and Attendance

During fiscal 2023, our Board of Directors met nine times, the Audit Committee met six times, the Compensation Committee met four times and the Nominating Committee met one time. In fiscal 2023, with the exception of one director for a single meeting, each director attended all of the meetings of the Board of the Directors while serving as a director,. In fiscal 2023, each director attended at least 75% of all meetings of committees on which he or she served.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file reports relating to their ownership and changes in ownership of our Common Stock with the SEC. Based on a review of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2023, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them, except that (i) Mr. Errez filed three late Form 4s covering a total of twenty-one transactions; (ii) Mr. Nisan filed five late Form 4s covering a total of twelve transactions; (iii) Ms. Baer filed four late Form 4s covering seven transactions; (iv) Mr. Laniado filed three late Form 4s covering a total of four transactions; (v) George Oliva filed one late Form 4 covering a total of two transactions; (vi) David Montoya filed five late Form 4s covering a total of six transactions, (vii) Min Wei filed one late Form 4s covering a total of one transaction; and (viii) Zechariah Kirscher filed one late Form 3 and one late Form 4 covering a total of one transaction. The Company has requested all Section 16(a) officers provide power of attorney to the in-house legal team to ensure timely approvals and filing of Section 16(a) reports and is implementing equity software for timely recording and reporting.

EXECUTIVE COMPENSATION

The Company qualifies as a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. In accordance with those rules, the Company is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year - End Table, as well as limited narrative disclosures regarding executive compensation for the Company’s last completed fiscal year.

Further, the Company’s reporting obligations extend only to “named executive officers,” who are the individuals who served as the Company’s principal executive officer and the Company’s next two other most highly compensated officers at the fiscal year ended December 31, 2023.

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer) and our two most highly compensated executive officers other than the Principal Executive Officer (collectively, the “Named Executive Officers”) during fiscal years 2023 and 2022. Our Named Executive Officers in 2022 were Mr. Nisan, Mr. Errez, and Ms. Dollar. Our Named Executive Officers in 2023 were Mr. Nisan, Mr. Errez, and Mr. Wei.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Options Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ben Errez	2023	380,000		218,585	148,127	88,920	835,632
Chairman/EVP	2022	201,539	48,000	195,812	21,621	80,496	547,468

Fredi Nisan	2023	411,666		217,225	148,927	88,252	866,070
CEO/Director	2022	201,539	48,000	195,812	21,621	74,816	541,788

Min Wei	2023	320,000	160,000	158,400	157,949	33,469	829,818
COO (3)	2022	244,262	-	67,082	-	17,662	329,006

(1)

Represents the aggregate grant date fair value of restricted stock and stock option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). These amounts do not necessarily correspond to the actual value that may be recognized by the holder. Refer to Note 1, Summary of Significant Accounting Policies, of this Report for a description of the assumptions used in determining the grant date fair values of these awards.

(2)

All other compensation includes Company paid healthcare insurance premiums, compensation for board memberships, and 401(k) match. For Messrs. Errez and Nisan, as members of the Board, each of their compensation includes $63,000 in cash.

(3)	Mr. Wei joined the Company in February 2022 and resigned in June 2024.

(4)	Ms. Dollar joined the Company in 2021 and left in February 2023.

Narrative to Summary Compensation Table

Equity Incentive Plan

The Company maintains one stock option plan, the 2023 Equity Incentive Plan (the “2023 EIP”). The 2023 EIP was adopted by our Board of Directors on September 11, 2023, and thereafter timely approved by our stockholders.

Share Reserve

The 2023 EIP reserved an aggregate of 1,098,262 shares of common stock available for equity incentive awards. As of the Record Date, the 2023 EIP has 228,680 shares of common stock available for new incentive awards.

If any options granted expire or terminate without being exercised, both the 2023 EIP option plans provides that the shares covered thereby are added back to the plan’s share reserve and become available for stock equity incentive option awards to other participants.

Administration

Our Board of Directors have appointed Ben Errez as administrator of the 2023 EIP. The administrator has the full power to grant options, to determine the persons eligible to receive such equity grants, and to determine the amount, type and terms and conditions of each such grants.

Eligibility

Employees, directors, or consultants of the Company or any of our affiliates, as selected from time to time by the plan administrator in its discretion, are eligible to participate in the equity incentive plan.

Types of Awards

The equity incentive plans permits the granting of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the equity incentive stock option plans will be nonstatutory options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonstatutory options may be granted to any persons eligible to receive awards under the stock option plans.

The plan administrator shall determine the purchase price (the “option price”) for an optionee to exercise the option. For incentive stock options, the option price may not be less than 100% of the fair market value of one share of common stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% or greater stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the option price must be paid in full (i) in cash or by check; (ii) with approval of the plan administrator, by delivery of shares of Company common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market, provided that if the shares were acquired from the Company, they have been held by the optionee for more than six months; or (iii) with such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

Equitable Adjustments

The 2023 EIP plans provides that the number of shares of common stock covered by each outstanding option, and the price per share thereof set forth in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

Transferability of Options

Both stock option plans provides that no option may be transferable by the optionee, except by will or by the laws of descent and distribution

Term of the Option Plans

The 2023 EIP will expire on November 3, 2033. Although no options may be granted under the plans after such dates, the expiration will not affect the validity of outstanding options.

Amendment and Termination

The Board of Directors may, insofar as permitted by law, from time to time, with respect to any shares of common stock at the time not subject to options, suspend or terminate the 2023 EIP or otherwise revise or amend the equity incentive plan. The Board of Directors must obtain stockholder approval for any revisions that would (i) increase the number of shares subject to the plan, (ii) decrease the price at which options may be granted, (iii) materially increase the benefits to optionees, or (iv) change the class of persons eligible to receive equity grants under the plan. No amendment or termination of the equity incentive plan may alter or impair the rights and obligations under any grants outstanding without the written consent of the grantee thereunder.

Outstanding Equity Awards at Fiscal Year-End

The following table shows, for each of our Named Executive Officers, all equity awards that were outstanding as of December 31, 2023.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Fredi Nisan	8,333	-	$60.60	06/01/2026	340	$5,000
	301	-	133.10	06/02/2026	472	5,000
	818	-	36.60	10/13/2027	1,020	5,000
	80,000	-	2.18	11/15/2028	1,587	5,000
					2,427	5,000
					53,333	$105,599
					1,628	5,000
Ben Errez	8,333	-	60.60	06/01/2026	340	5,000
	301	-	133.10	06/02/2026	472	5,000
	818	-	36.60	10/13/2027	1,020	5,000
	80,000	-	2.18	11/15/2028	1,587	5,000
					2,427	5,000
					53,333	105,599
					1,628	5,000
Min Wei	80,000	-	1.98	11/15/2028	53,333	105,599

Beginning upon the approval of the 2021 Restricted Stock Plan, grants made to Executive Officers have been shares of our common stock subject to a minimum 6 month vesting schedule.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary Compensation Table of the proxy statement as described in the footnotes to the following table.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO Fredi Nisan	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On TSR	Net Income (Loss)
(a)	(b)	I	(d)	(e)	(f)	(g)
2023	$866,070	$582,910	$832,725	$592,110	$6.36	$(53,101,287)
2022	$361,017	$302,339	$346,825	$328,986	$7.03	$(49,235,698)

(1)

“Compensation Actually Paid” to our PEO and Non-PEO NEOs represent the “Total” compensation reported in the Summary Compensation Table less the “Stock Awards” and “Options Awards” reported in the Summary Compensation Table and adding in awards that were granted and vested for the applicable fiscal year as determined with SEC rules.

(2)	Ben Errez and Min Wei were our Non-PEO named executive officers in 2023. Ben Errez and Jacqueline Dollar were our Non-PEO named executive officers in 2022.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $582,910 and $302,339 for 2023 and 2022, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding Mr. Nisan), as computed in accordance with Item 402(v) of Regulation S-K, was $592,110 and $328,986 for 2023 and 2022, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was ($0.67), or (9.6%), and ($57.19), or (89.0%), for 2022-2023 and 2021-2022, respectively. Company TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

Compensation Actually Paid and Net Income

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $582,910 and $302,339 for 2023 and 2022, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding Mr. Nisan), as computed in accordance with Item 402(v) of Regulation S-K, was $592,110 and $328,986 for 2023 and 2022, respectively. The Company’s net (loss), as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company’s audited financial statements for the applicable fiscal year, was $(53.1 million) and $(49.2 million) for 2023 and 2022, respectively.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Table

The following table presents the total compensation earned and paid to non-employee members (“Directors”) of our Board of Directors for the fiscal year ended December 31, 2023. In addition to the compensation outlined below, we reimburse Directors for reasonable travel expenses and out-of-pocket costs incurred in attending meetings of our Board of Directors or events attended on behalf of the Company.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Genevieve Baer	$30,000	$14,542	$44,542
William J. Caragol (3)	20,000	39,883	59,883
Dennis James (3)	10,000	19,935	29,935
Ezra Laniado	30,000	14,542	44,542
N. Adele Hogan (3) (4)	10,000	4,939	14,939
David Montoya (5)	68,000	4,402	72,402

(1)	Represents the cash portion of annual director fees for service on the RYVYL Board.

(2)	Represents the fair value of the share awards for the year ended December 31, 2023. These amounts reflect the actual value upon vesting realized by the Board member.

(3)	Resigned on April 12, 2023.

(4)	Ms. Hogan joined the Board in April 2022.

(5)	Mr. Montoya joined the Board in May 2023.

Narrative to Director Compensation Table

Each non-employee director has entered into Board of Director Agreements (the “BOD Agreements”). Pursuant to the BOD Agreements, each non-employee director receives cash compensation in the amount of $2,500 per month. Pursuant to the BOD Agreements, each non-employee director will receive equity compensation in the form of shares of Common Stock in an amount equal to $2,500 per month. Each chairman of the independent committees receives cash compensation in the amount of $5,000 per month and equity compensation in the form of shares of Common Stock in an amount equal to $5,000 per month. Additionally, from time to time, each of the independent directors may receive awards pursuant to the Company’s Equity Incentive Plan.

Each non-employee director has agreed to execute an indemnification agreement in favor of the Board member substantially in the form of the agreement attached to each BOD Agreement as Exhibit A (the “Indemnification Agreement”). In addition, so long as the Company’s indemnification obligations exist under the Indemnification Agreement, the Company shall provide the Board member with directors’ and officers’ liability insurance coverage in the amounts specified in the Indemnification Agreement.

The Company will also provide and maintain a 10b5-1 trading plan (the “Plan”) for its Directors and employees. If such Plan is not in effect at the time each month that Mr. Montoya is granted equity (each monthly grant, an “Equity Grant”), then the Company will compensate Mr. Montoya, within three (3) business days of an such Equity Grant, with an additional cash payment in an amount equal to $3,500 (each, a “Grant Tax Payment”) until such date that the Plan is made available to Montoya. Additionally, on the date that any such Equity Grant vests (each, a “Vesting Date”), if the Grant Tax Payment is not at least fifty percent (50%) of the fair market value of on any Vesting Date (each, a “FMV Grant Value”) then the Company, within three (3) business days of any Vesting Date, shall pay Mr. Montoya the difference between (i) the FMV Grant Value and (ii) the Grant Tax Payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers, and stockholders.

Related Party Transactions

PrivCo

The Company repurchased, in two separate repurchase transactions each consisting of 100,000 shares of common stock, an aggregate of 200,000 shares owned by PrivCo (an entity controlled by Messrs. Errez and Nisan). In October 2022, the Board unanimously ratified these two repurchase transactions between the Company and PrivCo. The Company repurchased 100,000 shares for a price per share of $55.90 (for total proceeds to PrivCo of $5,590,000) (the “First Repurchase”) and 100,000 shares for a price per share of $8.20 (for total proceeds to PrivCo of $820,000) (the “Second Repurchase”). The First Repurchase was based on the closing price of the common stock on November 24, 2021 and took place over a number of months starting in February 2022 and ending in October 2022. The Second Repurchase was based on the closing price of the common stock on July 29, 2022 and took place in October 2022. The purpose of each of these transactions was to allow the Company to issue shares to new shareholders without increasing the Company’s shares outstanding. As of December 31, 2023 and 2022, there were 100,525 and 105,417 shares available, respectively, of the 200,000 shares of common stock under the aforementioned transactions.

Mr. Nisan

The Company hired Dan Nusinovich on or about February 19, 2018 as our Development and Testing Manager and he was promoted to Vice President of Development on or about January 12, 2022. Dan is the brother of Fredi Nisan, our CEO and Director. Mr. Nusonivich, is paid approximately $200,000 per year.

The Company hired Liron Nusinovich on or about July 16, 2018 as a Risk Analyst and he was promoted to Junior Product Owner on or about February 16, 2022. Liron is the brother of Fredi Nisan, our CEO and Director. Mr. Nusonivich, is paid approximately $110,000 per year.

Kenneth Haller

The following are certain transactions between the Company and the Haller Companies. Mr. Haller was an employee of the Company through March 31, 2022.

Sky Financial & Intelligence, LLC – Haller owns 100% of Sky Financial & Intelligence LLC (“Sky”), a Wyoming limited liability company, and serves as its sole Managing Member. Sky is a strategic merchant services company that focuses on high risk merchants and international credit card processing solutions. In 2018, Sky was using GreenBox’s QuickCard payment system as its main payment processing infrastructure, through Sky’s relationship with Mtrac. It was through this successful relationship, that we came to know Haller and the Haller Network. Realizing that the Haller Network and Haller’s unique skill set was highly complementary to our business objectives, we commenced discussions to retain Haller through his consulting firm, Sky, for a senior role, directly responsible for growing GreenBox’s operations. Subsequently, in November 2018, Haller was appointed as our Senior Vice President of Payment Systems, for a monthly consulting fee of $10,000, paid to Sky (“Haller Consulting Fee”).

The Company did not recognize any net revenue from outside third-party merchants through independent sales organization (ISO), Sky, for the year ended December 31, 2022. The Company had no accounts receivables from outside third-party merchants through Sky as of December 31, 2022.

On March 31, 2022, the Company entered into and closed an asset purchase agreement with Sky Financial to purchase a portfolio of certain merchant accounts. The Company paid $16,000,000 in cash at closing and issued 500,000 shares of restricted common stock on May 12, 2022. As of March 31, 2022, Mr. Haller is no longer an employee of the Company. As of December 31, 2023 the Company has not received the delivery of the acquired merchant list and the associated ISO management portal access and as a result the Company has written off the purchase price. On October 1, 2023, the Company filed a demand for arbitration against Sky Financial. The Company intends to vigorously pursue its entitlements under the purchase agreement.

Ms. Hogan

Ms. Hogan joined the Board on April 4, 2022 and resigned on April 12, 2023. Ms. Hogan was a Partner and Co-Chair of the Corporate and Securities Practice Group at Lucosky Bookman LLP from March 2021 until November 2022. Lucosky Brookman formerly provided legal services to the Company. For the period from January 1, 2022, through April 15, 2023, the Company has paid $514,151 in legal fees to Lucosky Brookman.

Indemnification Under Articles of Incorporation and Bylaws; Indemnification Agreements

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Nevada Revised Statutes (“NRS”), subject to certain exceptions contained in our Bylaws. In addition, our Bylaws provide that our directors will not be liable for monetary damages for breach of fiduciary duty.

Policy Regarding Related Party Transactions

Our Board of Directors adopted a written policy contained in our Code of Business Conduct and Ethics regarding transactions with related persons. As a general rule, conducting corporate business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, should be avoided. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee. If such a related party transaction is unavoidable, the nature of the related party transaction must be fully disclosed to our Chief Financial Officer (“CFO”). If determined to be material to the Company by the CFO, our Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following five director candidates, all of whom currently serve as our directors, to hold office until our 2025 Annual Meeting of Stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal: Ben Errez, Fredi Nisan, Genevieve Baer, David Montoya, and Ezra Laniado.

Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the five (5) nominees listed above. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected. Election of a Board of Directors requires the affirmative vote of a majority of the votes cast at the 2024 Annual Meeting of Stockholders, either present or by proxy, and at which a quorum is present.

For details regarding the qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Directors and Officers” on page 6.

VOTES REQUIRED

Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, with respect to each director nominee. This means that each must receive a number of “for” votes representing a majority of the votes cast at the meeting, whether in person or by proxy. Abstentions and broker non-votes will have no effect on the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINATED DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Simon & Edward, LLP (“Simon & Edward”), to serve as our independent registered public accounting firm for the year ending December 31, 2024. A representative of Simon & Edward is expected to be present at the 2024 Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders. If the appointment is not ratified, the Board of Directors will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table presents fees paid for professional and other services rendered to the Company by Simon & Edward, LLP in the years ended December 31, 2023 and 2022, BF Borgers CPA, PC in the year ended December 31, 2022, and KYJ, LLP in the years ended December 31, 2023 and 2022. On April 19, 2022 BF Borgers CPA, PC was dismissed as the Company’s independent registered public accounting firm and Simon & Edward, LLP was appointed as the Company’s new independent registered public accounting firm.

	Year Ended December 31,
	2023	2022
Audit Fees (1)	$415,885	$745,400
Tax Fees (2)	47,536	52,238
All Other Fees (3)	-	30,000
Total Fees	$463,421	$827,638

(1)

Consist of professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements, including audited financial statements presented in this Report for the years ended December 31, 2023 and 2022, as well as related services normally provided in connection with statutory and regulatory filings or engagements.

(2)

Consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.

(3)	Consist of fees billed for professional services by Borgers CPA, PC related to the Transact Europe acquisition.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Exchange Act, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in the rows titled “Audit Fees,” and “All Other Fees” in the table above.

The Audit Committee has approved the retention of Simon & Edward, LLP as our independent registered public accountants to audit our financial statements for fiscal year 2023. We are asking that you ratify that appointment, although your ratification is not required.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Audit Committee has reviewed and discussed with RYVYL’s management and Simon & Edward, LLP the audited consolidated financial statements of RYVYL contained in RYVYL’s Annual Report on Form 10-K for the 2023 fiscal year. The Audit Committee has also discussed with Simon & Edward, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from Simon & Edward, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Simon & Edward, LLP its independence from RYVYL.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in RYVYL’s Annual Report on Form 10-K for its 2023 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee
David Montoya (Chairperson)	Genevieve Baer	Ezra Laniado

VOTES REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2024 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SIMON & EDWARD, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3

APPROVAL UNDER NASDAQ LISTING RULE 5635(D), OF OUR ISSUANCE OF SHARES OF COMMON STOCK, PURSUANT TO CONVERSION OF SHARES OF OUR SERIES B PREFERRED STOCK HELD BY AN INSTITUTIONAL INVESTOR, EQUAL TO OR GREATER THAN 20% OF THE NUMBER OF SHARES OF OUR COMMON STOCK OUTSTANDING ON THE DATE WE ENTERED INTO AN EXCHANGE AGREEMENT WITH SUCH INSTITUTIONAL INVESTOR

Background and Description of Proposal

On November 27, 2023, the Company entered into an Exchange Agreement (the “Second Exchange Agreement”) with the Investor under which the Company and the Investor agreed to exchange (the “Series B Exchange”), (i) all of the existing shares of Series A Preferred Stock issued to the Investor in the Initial Series A Exchange, (ii) the right to exchange the shares of Unissued Series A Preferred Stock for an additional $16.703 million of principal of the Note, and (iii) $60.303 million of the outstanding principal under the Note for 55,000 shares of a newly authorized series of preferred stock of the Company designated as Series B Preferred Convertible Stock (the “Series B Preferred Stock”), the terms of which are set forth in a Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock of RYVYL Inc. (the “Series B Certificate of Designations”), which the Company filed with the Nevada Secretary of State prior to the initial issuance of any shares of Series B Preferred Stock. As additional consideration for the Series B Exchange, the Company has also agreed to make a cash payment to the Investor in the amount of $3.0 million. As part of the Second Exchange Agreement, the Investor also agreed to forbear from requiring the repayment of the Note (to the extent such repayment obligation arises solely as a result of the occurrence of the maturity date and not with respect to any event of default or redemption rights in the Note or pursuant to the Indenture (as such term is defined in the Second Exchange Agreement)) during the period commencing on November 5, 2024 through, and including, April 5, 2025; and to extend the waiver of payment of interest under the Note through July 1, 2024.

The Company analyzed the changes made to the Note under the Second Exchange Agreement under ASC 470-50 to determine if extinguishment accounting was applicable. Under ASC 470-50-40-10, a modification or an exchange that adds or eliminates a substantive conversion option as of the conversion date is always considered substantial and requires extinguishment accounting. Since the Second Exchange Agreement eliminated a substantive conversion option (the parties’ obligation to exchange the remaining $16.703 million of outstanding principal balances subject to the Series A Exchanges for 9,000 shares of Series A Preferred Stock in the Final Series A Exchange), the Company determined that extinguishment accounting was applicable. In accordance with the extinguishment accounting guidance, the Company recorded a loss on extinguishment of $22.5 million which represents the difference between (a) the fair value of the modified Note, the fair value of the 55,000 shares of Series B Preferred Stock issued in the Series B Exchange, and the $3.0 million cash payment made to the Investor, and (b) the carrying amount of the Note, the fair value of the bifurcated embedded derivative immediately prior to giving effect to the Second Exchange Agreement, and the fair value of the existing shares of Series A Preferred Stock issued to the Investor in the Initial Series A Exchange forfeited to the Company by the Investor.

On November 29, 2023, the Company closed the Series B Exchange, pursuant to which the Company issued to the Investor 55,000 shares of Series B Convertible Preferred Stock and paid the Investor a cash payment in the amount of $3.0 million, in exchange for 6,000 shares of Series A Convertible Preferred Stock previously issued to the Investor, the right to exchange the shares of Unissued Series A Preferred Stock for an additional $16.703 million of principal of the Note, and the reduction of principal of the Note in the aggregate amount of $60.303 million.

Reasons for the Exchange

Our Board has determined that the Exchange Agreement with the Investor is in the best interests of us and our stockholders because it will increase the balance of shareholders’ equity, which will be maintained through year-end, and which will increase the likelihood that the Company will be able to comply with the equity standard of Nasdaq Listing Rule 5550(b), which requires stockholders’ equity of at least $2.5 million in order to remain listed on The Nasdaq Capital Market.

Proposal to Approve Issuance of Conversion Shares

In connection with the Second Exchange Agreement, we agreed to seek approval by our stockholders (the “Stockholder Approval”) for the issuance of all of the shares of Series B Preferred Stock and all shares of common stock issuable upon the conversion of the Series B Convertible Preferred Stock (the “Conversion Shares”). Such Stockholder Approval is required in order to comply with Nasdaq Listing Rule 5635(d), which requires companies whose securities are listed on Nasdaq to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (the “20% Threshold”). With regards to the Exchanges, the 20% Threshold was determined based on the number of shares of our common stock outstanding immediately preceding the execution of the Exchange Agreement on November 27, 2023. As a result, the number of Conversion Shares issuable upon conversion of all of the Series B Convertible Preferred Stock by the Investor would exceed the 20% Threshold.

Additionally, because we are unable to issue all of the Conversion Shares to the Investor, without having obtained the Stockholder Approval required to comply with Nasdaq Listing Rule 5635(d), under the terms of the Exchange Agreement, one of the conditions to the closing of the Series B Exchange, and the reduction of the remaining $60.303 million of outstanding principal balance under Note subject to exchange for our issuance of an additional 55,000 shares of Series B Preferred Stock to the Investor, is that we obtain the Stockholder Approval. Under the initial terms of the Second Exchange Agreement, we were required to hold a meeting or our stockholders no later than March 1, 2025, in order to seek such Stockholder Approval. We are submitting this to a vote for Stockholder Approval at the 2024 Annual Meeting. In the event that we are unable to obtain the Stockholder Approval at the 2024 Annual Meeting, we are required, under the provisions of the Exchange Agreement, to hold a subsequent meeting of stockholders on or prior to April 3, 2023, to again seek the Stockholder Approval. In the event that we are unable to obtain the Stockholder Approval at that meeting, we are required, under the provision of the Exchange Agreement, to hold additional meetings of stockholders semi-annually, until we have received the Stockholder Approval.

Dilution to other Stockholders as a Result of the Conversion Shares

The issuance of the Conversion Shares would result in an increase in the number of shares of common stock outstanding, and our stockholders, as a result, would incur dilution of their percentage ownership and possibly economic ownership to the extent the Investor converts the Series B Convertible Preferred Stock at prices that are less than the then current market value of our common stock. By approving this Proposal 3, our stockholders would be allowing the issuance of substantially more Conversion Shares to the Investors, which, in all likelihood, would result in substantially greater dilution to all of our other stockholders. Additionally, because of the potential adjustments to the number of shares of Conversion Shares issuable upon conversion of the Series B Convertible Preferred Stock, the exact magnitude of the dilutive effect on our other stockholders cannot be conclusively determined. Also, we generally have no control over whether the Investor will convert its shares of Series B Convertible Preferred Stock and, therefore, we are unable to accurately forecast or predict with any certainty the total amount of Conversion Shares that may be issued. However, the dilutive effect could be material. For a better understanding of the provisions applicable to the conversion of the Series B Convertible Preferred Stock and the adjustments in conversion that may be applicable, see the Company’s Form of Certificate of Designations which was filed with the SEC November 28, 2023, as Exhibit 10.2 to the Company’s Current Report on Form 8-K.

Additionally, future issuances of securities in connection with the Exchanges could also cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Series B Exchange may have an incidental antitakeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Company’s Need to Substantially Reduce its Outstanding Indebtedness

Effectively, by obtaining the Stockholder Approval we will be able to reduce our outstanding debt under the Note by approximately $77.0, consisting of (a) the right to exchange the shares of Unissued Series A Preferred Stock for an additional $16.7 million of principal of the Note and (b) an additional $60.3 million of outstanding principal under the Note as a result of the Series B Exchange. In addition to the reduction of debt, the Series B Exchange will also result in an increase in the balance of shareholders’ equity of approximately $74.1 million, which will increase the likelihood that the Company will be able to comply with the equity standard of Nasdaq Listing Rule 5550(b), which requires stockholders’ equity of at least $2.5 million in order to remain listed on The Nasdaq Capital Market.

VOTES REQUIRED

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2024 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK EQUAL TO OR GREATER THAN THE 20% THRESHOLD UPON CONVERSIONS OF THE SERIES B PREFERRED STOCK.

PROPOSAL 4

APPROVAL OF AN AMENDMENTS TO THE 2023 EQUITY INCENTIVE PLAN (THE “2023 EIP”); TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE 2023 EIP FROM 1,098,262 SHARES OF COMMON STOCK TO 5,098,262 SHARES OF COMMON STOCK, AND TO INCREASE THE NUMBER OF SHARES THAT CAN BE ISSUED UPON EXERCISE OF INCENTIVE STOCK OPTIONS UNDER THE 2023 EIP FROM 1,098,262 SHARES OF COMMON STOCK TO 5,098,262 SHARES OF COMMON STOCK

Reasons for the Approval of the Amendment to the 2023 Equity Incentive Plan

The stockholders are being asked to approve an amendment to Section 4(a) of the 2023 EIP to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, and to approve an amendment to Section 4(e) of the 2023 EIP to increase the number of shares that can be issued upon exercise of Incentive Stock Options under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock.

We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Committee believes that grants of stock options, restricted stock units, incentive stock options, and other equity awards under the 2023 EIP help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Committee also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation. As such, our intention is to use newly reserved shares to be granted as restricted stock awards to the Company’s management and employees, which awards would vest over a period of time, to be granted as restricted stock awards to be granted to the Company’s board of directors as part of their compensation per the previously described BOD Agreements, and to be used for recruitment purposes.

As of October 22, 2024, the Record Date, there are 228,680 shares of common stock available for the grant of awards under the 2023 EIP, and once granted, we will not be able to grant any additional awards to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees. Our ability to attract and retain qualified directors to serve on our Board is also contingent on our ability to provide them with compensation in the form of equity which is comparable with the equity compensation provided to directors of other public companies in our industry. This cannot be accomplished without an increase in the 1,098,262 shares of common stock currently available under the 2023 EIP, which have almost been exhausted. Finally, 5,098,262 shares of common stock, which is the number of shares proposed to be approved to be reserved under the 2023 EIP, represents approximately 69.4% of the 7,346,203shares of common stock issued and outstanding as of October 22, 2024, the Record Date, which the Board has determined reasonable and necessary to properly compensate our employees and directors. We also believe that the number of shares of common stock that can be issued upon exercise of incentive stock options under the 2023 EIP should equate to the total number of shares issuable under the 2023 EIP in order to have the means to attract and retain qualified employees and directors as previously described, and for this reason we believe that it is necessary to increase the number of shares issuable upon the exercise of incentive stock options to 5,098,262.

The above-described amendments to the 2023 EIP to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, and to increase the number of shares that can be issued upon exercise of incentive stock options under the 2023 EIP from 1,098,262 shares of common stock to 5,098,262 shares of common stock, were approved by the Board via unanimous written consent of the Board on October 15, 2024, and October 22, 2024, respectively, and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendments to the 2023 EIP, the amendments will not take effect, but we may continue to grant rights to purchase shares under the 2023 EIP in accordance with the current terms and conditions of the 2023 EIP; provided, however, that no awards will be made under the 2023 EIP for an aggregate number of shares of common stock in excess of 1,098,262 shares, nor may shares of common stock be issued under the 2023 EIP upon the exercise of incentive stock options in excess of 1,098,262, unless and until the stockholders approve an amendment increasing the total number of shares of common stock that may be awarded under the 2023 EIP, and the total number of shares that may be issued upon the exercise of incentive stock options under the 2023 EIP. The Board has determined that it is in the best interests of us and our stockholders that these amendments to the 2023 EIP be approved and is asking our stockholders for their approval of these amendments to the 2023 EIP. The form of Amendment No. 1 to 2023 Equity Incentive Plan, which includes these amendments is attached as Appendix A to this Proxy Statement.

VOTES REQUIRED

Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2024 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN (THE “2023 EIP”); TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE 2023 EIP FROM 1,098,262 SHARES OF COMMON STOCK TO 5,098,262 SHARES OF COMMON STOCK, AND TO INCREASE THE NUMBER OF SHARES THAT CAN BE ISSUED UPON EXERCISE OF INCENTIVE STOCK OPTIONS UNDER THE 2023 EIP FROM 1,098,262 SHARES OF COMMON STOCK TO 5,098,262 SHARES OF COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficially owned holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. Applicable percentage ownership is based on the 7,346,203 shares of common stock outstanding as of the Record Date. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at 3131 Camino Del Rio North, Suite 1400, San Diego, California.

Name and Address of Owner	Shares of Common Stock Owned Beneficially		Percent of Class

5% Holders
GreenBox POS LLC (1)	1,848,921		25.17%

Officers and Directors
Ben Errez (2)	1,985,721	(3)	26.90%
Fredi Nisan (4)	1,986,081	(3)	26.90%
Min Wei	64,236		*
George Oliva	8,552		*
Zechariah Kirscher (5)	27,281		*
Genevieve Baer	14,618	(6)	*
Ezra Laniado	17,334	(6)	*
David Montoya	35,184		*
Total of Officers and Directors (7 Persons)	2,290,086		30,76%

* Less than 1%

(1)

GreenBox POS LLC (“PrivCo”) holds 1,848,921 shares of the Company’s issued and outstanding stock. PrivCo is managed by its two managing members, Ben Errez and Fredi Nisan, both of whom serve as our sole officers and directors. Messrs. Errez and Nisan each own 50% of PrivCo.

(2)	Mr. Errez owns 50% of PrivCo and therefore owns 924,461 shares held by PrivCo. As one of two managing members of PrivCo, Mr. Errez has influence over PrivCo’s entire holding of 1,848,921 shares.
(3)	Includes 36,118 fully vested options.
(4)	Mr. Nisan owns 50% of PrivCo and therefore owns 924,461 shares held by PrivCo. As one of two managing members of PrivCo, Mr. Nisan has influence over PrivCo’s entire holding of 1,848,921 shares.
(5)	Includes 26,666 fully vested options.
(6)	Includes 409 fully vested options.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2024 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2024 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2025 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before August 11, 2025. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2025 proxy statement.

In order to be properly brought before the 2025 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s Annual Meeting, which would be no earlier than August 21, 2025 and no later than September 20, 2025. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than 90 days prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.

RYVYL Inc.

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Company at the following physical address or email address:

RYVYL Inc.

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Email: jasmine@ryvyl.com

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

ANNUAL REPORT ON FORM 10-K

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 26, 2024.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

Appendix A

FORM OF

AMENDMENT NO. 1 TO

RYVYL INC.

2023 EQUITY INCENTIVE PLAN

WHEREAS, Ryvyl, Inc. (the “Company”) has adopted the 2023 Equity Incentive Plan, effective September 11, 2023, (the “2023 Plan”);

WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 18 of the 2023 Plan to amend the 2023 Plan, subject to the approval of the Company’s stockholders entitled to vote in accordance with applicable law, with respect to certain amendments;

WHEREAS, the Board desires to amend the 2023 Plan to (i) amend Section 4(a) of the 2023 Plan to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2023 Plan from 1,098,262 shares of Common Stock to 5,098,262 shares of Common Stock and (ii) amend Section 4(e) of the 2023 Plan to increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2023 Plan from 1,098,262 shares of common stock to 5,098,262 shares of common stock; and

WHEREAS, on October 15, 2024, the Board approved the increase to the shares reserved for issuance pursuant to the 2023 Plan and recommended its approval to the stockholders;

WHEREAS, on October 22, 2024, the Board approved the increase to the number of shares that may be issued upon the exercise of incentive stock options pursuant to the 2023 Plan and recommended its approval to the stockholders;

NOW, THEREFORE, pursuant to the power of amendment set forth in the 2023 Plan and subject to the approval of the stockholders, the 2023 Plan is hereby amended as follows effective upon the approval by the Stockholders:

1. Section 4(a) of the 2023 is amended by deleting it in its entirety and replacing with the following:

“Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 5,098,262 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.”

2. Section 4(e) of the 2023 is amended by deleting it in its entirety and replacing with the following:

“Code Section 422 Limitations. No more than 5,098,262 Shares (subject to adjustment pursuant to Section 14) may be issued under the Plan upon the exercise of Incentive Stock Options.”

3. Except as hereinabove amended and modified, the 2023 Plan shall remain in full force and effect.

4. A majority in voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting of stockholders at which this Amendment No. 1 to the 2023 Equity Incentive Plan was considered, has duly approved this Amendment No. 1 to the 2023 Equity Incentive Plan.

A -1

IN WITNESS WHEREOF, this Amendment No. 1 to the 2023 Equity Incentive Plan is made effective this __ day of December, 2024.

RYVYL INC.

By:
Name:	Fredi Nisan
Title:	Chief Executive Officer

A -2

Appendix B

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 18, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 18, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58997-P20599 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RYVYL INC.

The Board of Directors unanimously recommends you vote FOR each of the following Director Nominees:

	For All	Withhold All	For All Except
1. To elect five directors to hold office until the next annual meeting and until their respective successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ben Errez
02) Fredi Nisan
03) Genevieve Baer
04) David Montoya
05) Ezra Laniado

The Board of Directors unanimously recommends you vote FOR each of proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024.	☐	☐	☐
3. To approve, under Nasdaq Listing Rule 5635(d), the issuance to an institutional investor of shares of our common stock in excess of 20% of the number of shares of our common stock outstanding.	☐	☐	☐
4. To approve the Company's amendment to the 2023 Equity Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

B-1

V58998-P20599

RYVYL INC.
Annual Meeting of Stockholders
December 19, 2024 at 4:00 PM Eastern Time/1:00 PM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Montoya and Ezra Laniado, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RYVYL Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 PM Eastern Time/1:00 PM Pacific Time on December 19, 2024, at www.virtualshareholdermeeting.com/RVYL2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

B-2